UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2019

RANPAK HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38348	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7990 Auburn Road Concord Township, OH	44077
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 440-354-4445

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2019, Ranpak Holdings Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital LLC, as sole underwriter (the “Underwriter”), in connection with the issuance and sale by the Company of 15,384,616 shares of the Company’s Class A common stock at a public offering price of $6.50 per share, less underwriting discounts. The shares of Class A common stock were offered to the public pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-232105) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). Under the terms of the Underwriting Agreement, the Company has granted the Underwriter an option (the “Option”) exercisable for 30 days to purchase up to an additional 1,538,461 shares of its Class A common stock at the public offering price, less underwriting discounts, to cover over-allotments, if any. The closing of the offering is expected to occur on December 13, 2019, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

On December 11, 2019, the Underwriter exercised the Option (as defined under Item 1.01) for 1,538,461 shares of the Company’s Class A common stock. Subject to customary closing conditions, the Company expects to issue and deliver the shares on December 13, 2019.

The Company issued a press release announcing the exercise of the Over-Allotment Option, which is included in this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 11, 2019, between the Company and Craig-Hallum Capital, LLC, as sole underwriter
99.1	Press Release, dated December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2019

RANPAK HOLDINGS CORP.
By:	/s/ Michele Smolin
Michele Smolin
General Counsel

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